THIRD AMENDMENT TO 1996 RESTATED SECURITY AGREEMENT


         THIS THIRD AMENDMENT TO 1996 RESTATED SECURITY AGREEMENT (the "Third Amendment") is intended to amend the 1996 RESTATED SECURITY AGREEMENT dated as of May 3, 1996, as previously amended (the "Security Agreement") by the FIRST AMENDMENT TO 1996 RESTATED SECURITY AGREEMENT (the "First Amendment") dated as of June 28, 1996 and the SECOND AMENDMENT TO 1996 RESTATED SECURITY AGREEMENT (the "Second Amendment") dated as of July 31, 1996, by and among DATA TRANSMISSION NETWORK CORPORATION, a Delaware corporation having its principal place of business at Suite 200, 9110 West Dodge Road, Omaha, Nebraska 68114 (the "Debtor"), FIRST NATIONAL BANK OF OMAHA, a national banking association having its principal place of business at One First National Center, Omaha, Nebraska 68102 as agent ("Secured Party") for itself and FIRST NATIONAL BANK, WAHOO, NEBRASKA, a national banking association having its principal place of business at Wahoo, Nebraska 68066 ("FNB-W"), NBD BANK, a bank organized under the laws of the State of Michigan having its principal place of business at 611 Woodward Avenue, Detroit, Michigan 48226 ("NBD"), NORWEST BANK NEBRASKA, N.A., a national banking association having its principal place of business at 20th and Farnam Streets, Omaha, Nebraska 68102 ("Norwest"), FIRST BANK, NATIONAL ASSOCIATION, a national banking association having its principal place of business at 13th and M Streets, Lincoln, Nebraska 68508 ("First Bank") (it being acknowledged that First Bank is the successor in interest to FirsTier Bank, National Association, Lincoln, Nebraska ("FirsTier")), THE BOATMEN'S NATIONAL BANK OF ST. LOUIS, a national banking association having its principal place of business at One Boatmen's Plaza, 800 Market Street, P.O. Box 236, St. Louis, Missouri 63166-0236 ("Boatmen's"), THE SUMITOMO BANK, LIMITED, a Japanese bank being represented by its office at 200 North Broadway, Suite 1625, St. Louis, Missouri 63102 and acting through its Chicago branch ("Sumitomo"), MERCANTILE BANK OF ST. LOUIS, N.A., a national banking association having its principal place of business at One Mercantile Center, 7th and Washington Streets, St. Louis, Missouri 63101 ("Mercantile"), and LASALLE NATIONAL BANK, a national banking association being represented by its office at One Metropolitan Square, 211 North Broadway, St. Louis, Missouri 63102 ("LaSalle") (collectively, and together with any other Lender that hereinafter becomes a party to any "Loan Agreement" as hereinafter defined, the "Lenders"). (In accordance with the Third Amendment to the 1996 Revolving Credit Agreement, as described in Section 3(ii) of the Security Agreement, Ag America is no longer a Lender.)



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         1.       The following sentence shall be added to the end of Section 1 of the Security Agreement:

                           All capitalized terms not defined in this Security Agreement shall have their respective meanings as set forth in the Revolving Credit Agreement, as described in Section 3(ii) below.
         2.       The following  shall  be  added  to the end of clause (iv) of
                  Section 3 of the Security Agreement:

                           or under  any  interest  rate  protection   agreement
                           entered into by Debtor with one or more Lenders;

         3. Clause (v) of Section 3 of the Security Agreement shall be amended to read as follows:

                           (v) under any and all Notes previously, now or hereafter made by Debtor to the Lenders pursuant to any of the foregoing Loan Agreements and interest rate protection agreements (all of which are referred to herein as the "Related Loan Agreements") or any predecessor loan agreements, including, without limitations, the Existing Term Notes and any notes given in extension, renewal or substitution of the Notes;

         4. The last sentence of Section 9(i) of the Security Agreement shall be amended to read as follows:

                           Any amounts or payments obtained upon disposition of any property securing an obligation of Debtor to a Lender shall be applied as provided in Article VII of the 1996 Revolving Credit Agreement as in effect on December 27, 1996.

         5. Debtor hereby restates, as of the date hereof, for the benefit of the Lenders the representations and warranties set forth in Section 4 of the Agreement. Notwithstanding the foregoing, representations of Debtor as to filings in respect of the Collateral are hereby amended to reflect such additional filings as shall have been made in favor of the Lenders.

         6. This Third Amendment shall be effective as of December 27, 1996. References in the Notes, the Related Loan Agreements and similar documents to the "Security Agreement" or the "1996 Restated Security Agreement" shall mean the Security Agreement, as amended by the First Amendment, the Second Amendment and this Third Amendment.



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         IN WITNESS WHEREOF,  the undersigned have executed this THIRD AMENDMENT
TO 1996 RESTATED SECURITY AGREEMENT as of December 27, 1996.


                                                     DATA TRANSMISSION NETWORK
                                                     CORPORATION


                                                     By
                                                     Title





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                                                    FIRST NATIONAL BANK OF OMAHA


                                                     By
                                                     Title


 3797

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